UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
                  -------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:
                  -------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                  Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4)      Proposed maximum aggregate value of transaction:
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         (5)      Total fee paid:
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|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                  ------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
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         (3)      Filing Party:
                  ------------------------------------------------------------
         (4)      Date Filed:
                  ------------------------------------------------------------

                                [GRAPHIC OMITTED}





Dear Stockholder:

         On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders of Consolidated Delivery & Logistics, Inc. (the "Company") to be held at the Marlboro Inn, 334 Grove Street, Montclair, New Jersey 07042 on Wednesday, June 16, 1999 at 10:00 a.m.

         The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. Enclosed is a copy of the Company's 1998 Annual Report and the Company's Annual Report on Form 10-K, which contains certain information regarding the Company and its 1998 results.

         It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

         I look forward to seeing you at the Annual Meeting.


                                            Sincerely,

                                            /S/ Albert W. Van Ness, Jr.
                                            Albert W. Van Ness, Jr.
                                            Chairman of the Board
                                            and Chief Executive Officer


April 30, 1999
Clifton, New Jersey

                                [GRAPHIC OMITTED]



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 16, 1999


         The Annual Meeting of Stockholders (the "Meeting") of Consolidated Delivery & Logistics, Inc. (the "Company") will be held at the Marlboro Inn, 334 Grove Street, Montclair, New Jersey 07042 on Wednesday, June 16, 1999 at 10:00 a.m., to consider and act upon the following:

         1.   The election of directors.

         2. Ratification of amendment to the 1995 Stock Option Plan for Independent Directors.

         3. Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for 1999.

         4. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock, par value $.001 per share, at the close of business on April 20, 1999 will be entitled to vote at the Meeting.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/ Mark Carlesimo
                                            Mark Carlesimo
                                            Secretary

April 30, 1999
Clifton, New Jersey

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                                GRAPHIC OMITTTED

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                380 Allwood Road
                            Clifton, New Jersey 07012
                ------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 16, 1999
                -------------------------------------------------


                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of Consolidated Delivery & Logistics, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Marlboro Inn, 334 Grove Street, Montclair, New Jersey 07042 on Wednesday, June 16, 1999 at 10:00 a.m., and at any adjournments or postponements thereof (the "Meeting"). A stockholder who has voted by proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         The proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 30, 1999. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" Proposals 1, 2, and 3 [(1) to elect the Board's nominees to the Board of Directors, (2) to ratify the amendment of the 1995 Stock Option Plan for Independent Directors and, (3) to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for 1999].

         The entire cost of soliciting these proxies will be borne by the Company. The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         At April 20, 1999 (the "Record Date"), the Company had outstanding 7,121,493 shares of common stock, par value $.001 per share ("Common Stock"). Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There is no right to cumulate votes in the election of directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

         The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote and the ratification of all other proposals will require the affirmative vote of a majority of the shares present and entitled to vote with respect to such proposal. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors. On all other matters, abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a "no" vote. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter.

         Based  upon  information   available  to  the  Company,  the  following
stockholders beneficially owned more than 5% of the Common Stock as of April 20, 1999.

              NAME AND ADDRESS                        NUMBER OF SHARES             PERCENT OF
            OF BENEFICIAL OWNER                      BENEFICIALLY OWNED              CLASS

Thomas LoPresti                                          656,191(1)                   9.2%
24-30 Skillman Avenue
Long Island City, New York  11101

William T. Beaury                                        638,708(1)                   9.0%
24-30 Skillman Avenue
Long Island City, New York  11101

Albert W. Van Ness, Jr.                                  683,955(3)                   8.9%
380 Allwood Road
Clifton, New Jersey 07012

Vincent Brana                                            365,955(2)                   5.1%
80 Wesley Street
South Hackensack, New Jersey 07606

---------------------
(1) Includes (i) 638,708 shares of Common Stock held by a company which is jointly owned by Mr. Beaury and Mr. LoPresti, each of whom may be deemed to be the beneficial owner of all of such shares, (ii) for Mr. LoPresti 12,938 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program (the "Employee Stock Compensation Program") which are exercisable within 60 days of April 20, 1999 and (iii) for Mr. LoPresti - 4,545 shares of Common Stock issuable upon the conversion of $25,000 in principal amount of the Company's 10% Subordinated Convertible Debentures due August 2000 (the "Debentures").

(2) Includes 8,654 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program which are exercisable within 60 days of April 20, 1999.

(3) Includes 597,814 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program which are exercisable within 60 days of April 20, 1999 and 9,090 shares of Common Stock issuable upon the conversion of $50,000 in principal amount of the Company's Debentures.




                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS

         In accordance with the Company's Second Restated Certificate of Incorporation and By-laws, the number of directors of the Company has been set at nine. At a Board of Directors meeting held on November 6, 1997 the Board of Directors agreed to amend the By-Laws of the Company, dividing the Board into three classes and creating staggered three year terms for the members of each class to serve. Commencing June 1998, the first class of directors was elected to hold office for a one-year term, the second class of directors was elected to hold office for a two-year term and the third class of directors was elected to held office for a three year term. At each annual meeting thereafter directors shall be elected to fill the directorship of the class of directors whose terms have expired. Those directors shall hold office until the third successive annual meeting after their election and until their successors have been elected and qualified so that the term of office of one class of directors shall expire at each annual meeting.

         William T. Beaury resigned from the Board of Directors in February 1999 and was replaced by unanimous approval of the Board with Mr. Randall Catlin, to fill the vacancy in Class II directors until this Meeting. The current members of the Board of Directors of the Company are as follows:

         Class I (Term to expire in 1999) - Albert W. Van Ness, Jr.,
           Labe Leibowitz, and Kenneth W. Tunnell.

         Class II (Term to expire in 2000) - Jon F. Hanson, Randall Catlin and Michael Brooks.

         Class III (Term to expire in 2001) - Marilu Marshall,
           William T. Brannan and John S. Wehrle.

   Messrs. Leibowitz and Tunnell are not standing for reelection at the Meeting.


         All persons named herein as nominees for director have consented to serve, and it is not contemplated that any nominee will be unable to serve as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board's nominees will be voted for such other person. Further, under an agreement with the former shareholders of SureWay Air Traffic Corporation ("Sureway"), the Company has agreed to nominate one designee of the former shareholders of SureWay for election as a director of the Company until November 27, 2000. Mr. Catlin is a former shareholder of Sureway.

         The following individuals are nominated at this Annual Meeting of Shareholders to serve as Class I directors with a term to expire in 2002:

         Albert W. Van Ness, Jr., Thomas E. Durkin III, and John A. Simourian.

         In addition, Mr. Catlin is nominated at this Annual Meeting of Shareholders to serve as a Class II director with a term to expire in 2000.

         Set forth below for each nominee and for each director whose term continues beyond this Meeting, is his name, age, the year in which he became a director of the Company, his principal occupations during the last five years and any additional directorships in publicly-held companies. The information is as of February 1, 1999.



Nominees

         Class I
         Albert W. Van Ness, Jr., 56, Director since 1995. Since February 1997 Mr. Van Ness has served as Chairman of the Board and Chief Executive Officer of the Company and since May 1998 he has served as acting Chief Financial Officer. Mr. Van Ness remains a Managing Partner of Club Quarters, LLC, a hotel development and management company, a position he has held since October 1992. From June 1990 until October 1992, Mr. Van Ness served as Director of Managing People Productivity, a consulting firm. Prior thereto, from 1982 until June 1990, Mr. Van Ness held various executive offices with Cunard Line Limited, a passenger ship and luxury hotel company, including Executive Vice President and Chief Operating Officer of the Cunard Leisure Division and Managing Director and President of the Hotels and Resorts Division. Prior thereto, Mr. Van Ness served as the President of Seatrain Intermodal Services, Inc., a cargo shipping company. Mr. Van Ness holds a Ph.D. in economics from Syracuse University.

         Thomas E. Durkin III, 45, Nominated Director. Mr. Durkin has served since October 1997 as area Vice President of Business Development of Waste Management Inc., a multibillion dollar publicly held international solid waste management company. From September 1978 until September 1997 Mr. Durkin was a partner at the New Jersey based law firm of Durkin & Durkin, a general corporate and litigation firm representing numerous clients in the greater New York metropolitan area. In addition Mr. Durkin has served as a partner of two privately held real estate brokerage companies. Mr. Durkin graduated from Fordham University in 1975 and graduated Cum Laude from Seton Hall University School of Law in 1978.

         John A. Simourian, 63, Nominated Director. Mr. Simourian has served as Chairman of the Board and Chief Executive Officer of Lily Transportation Corp. ("Lily"), a privately held truck leasing and dedicated logistics company, since 1958 when Mr. Simourian founded Lily. Lily currently employs approximately 750 employees and leases and or operates 4,000 vehicles out of 27 locations from New England to North Carolina. Mr. Simourian attended Harvard University where he received his undergraduate degree in 1957 and his graduate degree from the Harvard Business School in 1961. In 1982 Mr. Simourian was elected to the Harvard University Hall of Fame. Mr. Simourian also served in the United States Navy from 1957 to 1959.

         Class II
         Randall Catlin, 51, Director since 1999. Mr. Catlin has served as Air Division Manager of the Company and as Chief Executive Officer of SureWay Worldwide, a subsidiary of the Company, since March 1997. From 1984 until 1997, Mr. Catlin was Vice-Chairman of Sureway Worldwide, formerly known as Sureway Air Traffic Corporation. Mr. Catlin has thirty-one years of experience in the air courier industry. In addition, Mr. Catlin is currently Chairman of the annual conference of the Air Courier Conference of America, and has served previously as President and Director of the organization.

         Continuing Directors
         William T. Brannan, 50, Director since 1994. President and Chief Operating Officer of the Company since November 1994. From January 1991 until October 1994, Mr. Brannan served as President, Americas Region - US Operations, for TNT Express Worldwide, a major European-based overnight express delivery company. Mr. Brannan has 24 years of experience in the transportation and logistics industry.

         Michael Brooks, 44, Director since 1995. Southeast Region Manager of the Company since August 1996 and President of Silver Star Express, Inc. ("Silver Star"), a subsidiary of the Company, since 1995. Prior to the merger of Silver Star Express, Inc. into the Company, Mr. Brooks was President of Silver Star Express, Inc. since 1988. Mr. Brooks has 24 years of experience in the same-day ground and distribution industries. In addition, Mr. Brooks is currently a Director of the Express Carriers Association, an associate member of the National Small Shipment Traffic Conference and an affiliate of the American Transportation Association.

         Jon F. Hanson, 62, Director since 1997. Mr. Hanson has served as the President and Chairman of Hampshire Management Company, a real estate investment firm since December 1976. From April 1991 to the present, Mr. Hanson has served as a director to the Prudential Insurance Company of America. In addition, Mr. Hanson currently serves as a director with the United Water Resources and the Orange and Rockland Utilities from April 1985 and September 1995, respectively.

         Marilu Marshall, 53, Director since 1997. Vice President Human Resources - North America for Estee Lauder Co. Inc. since October 1998. From November 1987 until September 1998, Ms. Marshall served as Senior Vice-President and General Counsel for Cunard Line Limited. Prior thereto, from July 1984 to September 1987 Ms. Marshall served as the Vice-President and General Counsel of GNOC, Corp., t/a Golden Nugget Hotel & Casino.

         John S. Wehrle, 46, Director since 1997. Managing Director of Gryphon Holdings, L.P. since January 1999. From August 1997 to December 1998, Mr. Wehrle served as President and CEO of Heartland Capital Partners,L.P. Prior thereto, Mr. Wehrle served as Vice President and Head of Mergers & Acquisitions for A.G. Edwards & Sons, Inc. from July 1994 to July 1997. From 1989 to 1994 Mr. Wehrle served as Vice President-Financial Planning for The Dyson-Kissner-Moran Corporation where he was a key participant in acquisitions and corporate development. He also served as Managing Director of Chase Manhattan Bank, N.A. for three years from August 1986 to October 1989 where he was engaged in the execution of Leveraged Acquisitions. From 1976 to 1986 Mr. Wehrle held various positions with both Price Waterhouse and Touche Ross & Co. in both New York and London.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR
                                DESCRIBED ABOVE.




                                  PROPOSAL TWO


          AMENDMENT TO 1995 STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS

         The Board of Directors amended the Company's 1995 Stock Option Plan for Independent Directors (the "Director Plan"), subject to shareholder approval at the annual meeting. The Director Plan was amended to extend the period during which an option would be exercisable for directors who serve for at least three years. Prior to the amendment, the Director Plan provided that options would expire three months after termination of service as a director terminated (or two years if termination was due to death or one year if due to disability or immediately if for cause). The amendments provide that if a director has served as a director for at least three years, all options held by him shall remain exercisable (to the extent exercisable at the date of termination of service) for the full ten year term of the option notwithstanding that he ceases to be a director, whether by reason of death, disability, removal with or without cause or otherwise. The following is a summary of certain terms of the Director Plan, the full text of which is set forth in Exhibit A annexed to this Proxy Statement.

Purpose

         The purpose of the Director Plan is to help the Company attract and retain the most qualified available individuals to serve as independent directors of the Company and to encourage the highest level of participation by those persons in the Company's achievement of its strategic goals. The Director Plan is intended to further these objectives by providing long-term incentives and rewards to non-employee directors and by associating more closely the interests of such directors with those of the Company's shareholders.

Options

         Under the Director Plan, as amended, an Independent Director (as defined below) is granted an option (an "Option") to purchase 1,250 shares of Common Stock on each Quarter Date, meaning the first day on which the Common Stock is traded on the American Stock Exchange (or the Company's principal securities exchange or over-the-counter if the Common Stock is no longer traded on the American Stock Exchange) in January, April, July and October of each year.

Option Price

         The purchase price per share of Common Stock covered by each Option is the Fair Market Value (as defined in the Director Plan) of a share of Common Stock on the date the Option is granted.

Exercise of Options; Term

         An Option granted to an Independent Director under the Director Plan becomes fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant, and may be exercised as to any or all full shares of Common Stock as to which such Option is then exercisable. The purchase price of shares of Common Stock as to which an Option is exercised is payable in full at the time of exercise in cash or in securities of the Company having a Fair Market Value on the date of exercise equal to the portion of the purchase price being paid. In addition, the Independent Director exercising the option is required to pay promptly any amount necessary to satisfy applicable Federal, state or local tax and/or withholding requirements.

         The term of each Option is ten years from the date of grant, subject in certain circumstances to early termination or acceleration.


Shares Covered by the Director Plan

         An aggregate of 100,000 shares of Common Stock may be granted under the Director Plan. Such shares of Common Stock may be authorized but unissued shares or shares which have been reacquired by the Company.

Eligibility

         In order to be eligible to participate in the plan on any Quarter Date, a director must not be an employee of the Company as of such Quarter Date. A non-employee director of the Company is referred to herein as an "Independent Director".

         At April 20, 1999 outside directors eligible for grants are: Jon F. Hanson, Marilu Marshall, Labe Leibowitz, Kenneth W. Tunnell and John S. Wehrle. Thomas E. Durkin III and John A. Simourian will each receive quarterly options of 1,250 shares at fair market value on July 1, 1999 if elected as directors at the Meeting, as will the continuing independent directors. Options outstanding under the Plan in favor of these individuals as of April 20, 1999 are as follows:

                                       Number of Options Granted                      Weighted Average
            Name                        (through April 20, 1999)                       Exercise Price
------------------------------    -------------------------------------        -------------------------------
Jon F. Hanson                                    8,750                                       $3.47

Marilu Marshall                                  8,750                                       $3.47

Labe Leibowitz                                   8,750                                       $3.47

Kenneth W. Tunnell                              11,250                                       $4.86

John S. Wehrle                                   7,500                                       $3.58

         The fair market value of the Company's common stock was $3.00 per share at April 20, 1999.


Transfer; Death or Disability of Holder; Termination of Service on the Board

         Options granted under the Director Plan are nontransferable, except by will or by the laws of descent and distribution. In the event that a participating director's relationship with the Company terminates as a result of death, the participating director's estate will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or two years from the date of death. If the participating director's relationship with the Company terminates as a result of retirement or disability, the participating director will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or one year from the date of termination. If the participating director's relationship with the Company terminates for cause, all options will automatically expire upon termination. If the participating director's relationship with the Company terminates other than as a result of death, disability, or removal for cause, the participating director will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or awards or three months from the date of termination. If the amendment proposed in this proxy statement is adopted, a director who has served as a director for at least three years will retain his options for the full ten year term, notwithstanding termination of service as a director. Upon the occurrence of a "Change in Control Event" (as defined in the Plan), the Plan Committee may, in its sole discretion, accelerate the exercisability of all outstanding options or cancel such options in exchange of a cash payment equal to the difference between the fair market value of the shares of Common Stock on the date of the Change in Control Event and the exercise price of the related options.

Administration

         The Director Plan is administered by a committee appointed by the Board of Directors (the "Plan Committee"); no Independent Director (as defined above) may be a member of the Plan Committee. The Plan Committee is authorized to interpret the Director Plan, to prescribe, amend and rescind rules and regulations relating to the Director Plan and to make all other determinations it may deem necessary or advisable for the administration of the Director Plan.

Termination, Amendment and Modification

         The Board of Directors of the Company may, at any time prior to the termination of the Director Plan, suspend, terminate, modify or amend the Director Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares of Common Stock for which Options may be granted to any director, any reduction in the purchase price of Common Stock covered by any Option, any extension of the period during which Options may be granted or exercised, or any material modification in the requirements as to eligibility for participation in the Director Plan, shall be subject to the approval of stockholders, except that any such increase, reduction or change that may result from anti-dilution adjustments shall not require such approval. Notwithstanding the foregoing, the Director Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. No suspension, termination, modification or amendment the Director Plan may, without the express written consent of the director to whom an Option shall theretofore have been granted, adversely affect the rights of such director under such Option.

Federal Income Tax Consequences

         Treatment of Options

         Options granted under the Director Plan will be treated as Non-Qualified Stock Options under the Code. No income will be recognized to the optionee at the time of the grant of the Options under the Director Plan, nor will the Company be entitled to a tax deduction at that time.

         Generally, upon exercise of a Non-Qualified Stock Option, an optionee will be subject to ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee's taxable year. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a Non-Qualified Stock Option, tenders shares of Common Stock in partial or full payment of the Option price, no gain or loss will be recognized on the tender.

         Persons Subject to Liability Under Section 16(b) of the Exchange Act

         Special rules apply under the Code which may delay the timing and alter the amount of income recognized with respect to awards granted to persons subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such persons include directors, "officers" for purposes of Section 16 of the Exchange Act and holders of more than 10% of the outstanding Common Stock.

         Tax Withholding

         The Company, as and when appropriate, shall have the right to require each optionee purchasing shares of Common Stock to pay any federal, state or local taxes required by law to be withheld.

         Other

         The Director Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is not qualified under Section 401 of the Code.

         The affirmative vote of a majority of the votes cast at the meeting by the shareholders entitled to vote thereat is required to adopt this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
       AMENDMENT TO THE 1995 STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS.

                         BOARD ORGANIZATION AND MEETINGS

         During the year ended December 31, 1998, the Board of Directors held six meetings. During 1998, each member of the Board of Directors attended at least 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member. During 1998, there were five standing committees of the Board of Directors. Each of the Committees is described below.

         Audit Committee. During 1998, the Audit Committee met three times. The Audit Committee is comprised of Mr. Tunnell, Chairman, Ms. Marshall, Mr. Hanson and Mr. Wehrle. The Audit Committee makes recommendations to the Board of Directors with respect to the selection of the independent auditors of the Company's financial statements, reviews the scope of the annual audit and meets periodically with the Company's independent auditors to review their findings and recommendations, reviews quarterly financial information and earnings releases prior to public dissemination, and periodically reviews the Company's adequacy of internal accounting controls.

         Compensation Committee. During 1998, the Compensation Committee met five times. The Compensation Committee is comprised of Ms. Marshall, Chairperson, Mr. Tunnell, Mr. Leibowitz and Mr. Hanson. The Compensation Committee periodically reviews and determines the amount and form of compensation and benefits payable to the Company's principal executive officers and certain other management personnel. The Compensation Committee also administers the Company's stock option plans and certain of the Company's other employee benefit plans.

         Executive Committee. During 1998 the Executive Committee did not meet. The Executive Committee is comprised of Messrs. Van Ness, Chairman as of April 1996, and Brannan. Mr. Beaury resigned from the Executive Committee in February 1999. The Executive Committee exercises such authority as is delegated to it from time to time by the full Board of Directors.

         Nominating Committee. The Nominating Committee was formed in February 1997 and is comprised of Messrs. Van Ness, Chairman, Brannan and Tunnell. Mr. Beaury resigned from the Nominating Committee in February 1999. The Nominating Committee recommends nominations for outside directors, considers candidates for director vacancies and other such management matters presented to it by the Board of Directors. The Nominating Committee will consider appropriate persons recommended by stockholders for election to the Board of Directors. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company together with supporting information a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related Annual Meeting.

         Strategic Planning Committee. During 1998 the Strategic Planning Committee, a committee of officers and directors, met three times. The Strategic Planning Committee is comprised of Messrs. Van Ness, Chairman, Brannan, Catlin, Brooks, Andrew B. Kronick, Vice-President - Sales and Marketing, Leibowitz and Robert Wyatt, Northeast Region Manager. The Strategic Planning Committee reviews the Company's strategic planning process and periodically updates the strategic plan.

                            COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for serving as directors. Effective in 1997, each director who is not an employee of the Company received an annual retainer of $16,000 ($18,000 for any committee chairperson). The total directors fees paid to non-employee directors in 1998 was $84,000. On September 1, 1997 Mr. Labe Leibowitz's employment with a subsidiary of the Company was terminated and at that time the Company entered into a three year Consulting Agreement with Mr. Leibowitz pursuant to which Mr. Leibowitz is paid fixed fees of $4,166.66 per month. Directors of the Company are reimbursed for out-of-pocket expenses incurred in their capacity as directors of the Company. Non-employee directors also receive stock options under the Company's 1995 Stock Option Plan for Independent Directors described above.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of April 20, 1999 with respect to beneficial ownership of the Common Stock by (i) each director, (ii) each executive named in the Summary Compensation Table (the "Named Executives") and (iii) all executive officers and directors as a group. Unless otherwise indicated, the address of each such person is c/o Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                       Amount of Beneficial Ownership (1)

                                                              Shares Issuable
                                             Shares Issuable   Upon Exercise
                                             Upon Conversion      of Stock          Total
          Name                 Shares         of Debentures     Options(1)         Shares    Percentage Owned
Albert W. Van Ness, Jr.         77,051             9,090           597,814          683,955           8.9%
William T. Brannan              75,024             9,090            49,875          133,989           1.9
Michael Brooks                 240,537(2)          9,090            14,596          264,223           3.7
Jon F. Hanson                   10,000(3)         18,181             3,750           31,931           *
Labe Leibowitz                 141,628             7,272             3,750          152,650           2.1
Marilu Marshall                      -                 -             3,750            3,750           *
Kenneth W. Tunnell               7,500             4,545             6,250           18,295           *
John S. Wehrle                       -                 -             2,500            2,500           *
Randall Catlin                 110,899             9,090            18,488          138,477           1.9
Robert Wyatt                    50,000(4)          3,030             8,942           61,972           *


All executive officers
  and directors as a
  group (15
   persons)                    752,442            73,933           729,903       1,556,278          19.6%
---------

*        Less than 1%

(1) Includes options granted pursuant to the Employee Stock Compensation Program and the Director Plan, which are exercisable within 60 days of April 20, 1999.

(2)  Includes 3,500 shares held by Mr. Brooks' wife.

(3) Represents 10,000 shares held by Ledgewood Employees Retirement Plan of which Mr. Hanson is a beneficiary.

(4)  Includes 1,000 shares held by Mr. Wyatt's wife.

                             EXECUTIVE COMPENSATION

          The following table summarizes certain information relating to the compensation paid or accrued by the Company for services rendered during the years ended December 31, 1996, 1997 and 1998 to each person serving as the Chief Executive Officer of the Company and each of the Company's four other most highly paid executive officers whose compensation exceeded $100,000.


                           SUMMARY COMPENSATION TABLE


                                                                                                   Long-Term
                                                                                                  Compensation
                                                            Annual Compensation                      Awards (1)

                                -----------------------------------------------------------     -----------------

                                                                               Other               Securities
                                                                               Annual              Underlying        All Other
         Name and                              Salary          Bonus        Compensation          Options/SARs     Compensation
    Principal Position           Year            ($)            ($)            ($)(4)                ($)(2)             ($)
----------------------------    --------    --------------    --------    -----------------     ----------------- ---------------
Albert W. Van Ness, Jr.          1998         125,000             -               -                 220,000(6)             -
  Chairman and Chief             1997               -             -               -                 308,085            2,500(5)
  Executive Officer (3)          1996               -             -               -                   1,000           16,400(5)


William T. Brannan               1998         215,000        96,750               -                       -                -
  President and Chief            1997         200,000        15,005               -                  22,000                -
  Operating Officer              1996         200,000             -               -                  33,782                -


Michael Brooks                   1998         166,333        12,540               -                   2,000                -
  Southeast Region               1997         174,200        39,480               -                  10,000                -
  Manager                        1996         175,000             -               -                       -                -


Randall Catlin                   1998         185,546             -               -                       -                -
  Air Division Manager           1997         188,455             -               -                  10,700                -
                                 1996         200,020             -               -                       -                -


Robert Wyatt                     1998         155,833        62,334               -                       -                -
  Northeast Region               1997         137,611        55,900               -                   5,000                -
  Manager                        1996         133,333             -               -                       -                -
-------------------

(1) The Company did not grant any stock appreciation rights, restricted stock awards or make any long-term incentive plan payout during the years ended December 31, 1996, 1997 and 1998.

(2) Comprised solely of incentive or non-qualified stock options. See "Stock Option Plans - Employee Stock Compensation Program."

(3) Commencing February 1997 Mr. Van Ness served as Chairman of the Board and Chief Executive Officer.

(4) Excludes certain personal benefits, the total value of which was less than the lesser of either $50,000 or 10% of the total annual salary and bonus for each of the executives.

(5)  Represents amounts paid to Mr. Van Ness as Director's fees by the Company.

(6)  In addition, Mr. Van Ness was granted 67,229 options on January 4, 1999.

Employment Agreements; Covenants-Not-To-Compete

         At the time of his appointment as Chairman of the Board and Chief Executive Officer, Mr. Van Ness entered into a one-year employment agreement with the Company effective February 5, 1997. In lieu of a salary, Mr. Van Ness was given two stock option grants to purchase an aggregate of 100,000 shares of Common Stock of the Company. Options to purchase 50,000 shares were granted at $4.875 per share and options to purchase another 50,000 shares were granted at $7.875 per share. All options vested immediately. At the recommendation of the Compensation Committee of the Board of Directors, Mr. Van Ness' 1997 employment agreement was amended later in 1997 granting Mr. Van Ness immediately vested options to purchase 208,085 additional shares of Common Stock. The Committee approved options to purchase 50,000 shares at $3.50, 50,000 shares at $6 and 108,085 shares at $2.313. All of Mr. Van Ness' options terminate in the year 2007. Mr. Van Ness' agreement is subject to certain non-competition, non-solicitation and anti-raiding provisions.

         Effective January 5, 1998, Mr. Van Ness entered into an additional one-year employment agreement with the Company. Pursuant to this agreement, Mr. Van Ness' base annual salary was determined to be $125,000 and he received a stock option grant to purchase 100,000 shares of the Company's Common stock at $2.625 per share. In addition, the Company agreed to pay Mr. Van Ness incentive compensation comprised of a stock option grant of up to 120,000 shares of the Company's Common stock based on the achievement of certain corporate goals. The Compensation Committee determined that these corporate goals were achieved and Mr. Van Ness was granted 120,000 options at $2.625 per share. The options granted to Mr. Van Ness in 1998 vested immediately and expire ten years after the date of grant.

         In connection with the Company's initial public offering and simultaneous acquisition of 11 separate businesses (the "Combination") in November of 1995, Messrs. Brannan, Brooks, Catlin and Wyatt each entered into an employment agreement with the Company which commenced on November 27, 1995 for a term of five years. Pursuant to such agreement as amended to date, Mr. Brannan receives an annual base salary of $215,000 for the term of the employment agreement, subject to periodic increases at the discretion of the Board of Directors. Messrs. Brooks, Catlin and Wyatt receive an annual base salary of $173,000, $195,000 and $165,000 respectively, subject to periodic increases at the discretion of the Board of Directors. Mr. Brannan also received in 1996 options to purchase 33,782 shares at an exercise price of $4 7/8 per share which vest over the term of his contract. Each of the executives will be entitled to participate in all compensation and employee benefit plans, including such bonuses as may be authorized by the Board of Directors from time to time.

         Each of the employment agreements with Messrs. Brannan, Brooks, Catlin and Wyatt provides that, in the event of a termination of employment by the Company without cause, or a termination of employment by the employee as a result of a constructive discharge, such employee will be entitled to receive from the Company a lump-sum payment equal to the employee's then-current base salary for the lesser of (i) the remaining term of the agreement or (ii) three years (subject to certain limitations). In the event of a change in control of the Company, if the employee has not received sufficient prior notice that such employee's employment will be continued following the change in control, such change in control will be deemed to be a termination without cause with the effects specified above. In the event of any change in control, the employee may also elect to treat the change in control as a termination without cause by giving appropriate notice to the Company. Each employment agreement also contains certain non-competition covenants which will continue for a period of two years following termination of employment. In addition, each employment agreement contains certain anti-solicitation and anti-raiding provisions. However, in the event of a termination without cause as described above, such covenants and provisions will not be applicable.

                               STOCK OPTION PLANS

Employee Stock Compensation Program

         In September 1995, the Board of Directors adopted, and the stockholders of the Company approved, the Employee Stock Compensation Program in order to attract and retain qualified directors, officers and employees of the Company, to facilitate performance-based compensation for key employees and to provide incentives for the participants in the Employee Stock Compensation Program to enhance the value of the Common Stock. The Employee Stock Compensation Program is administered by the Compensation Committee and authorizes the granting of incentive stock options, non-qualified supplementary options, stock appreciation rights, performance shares and stock bonus awards to key employees of the Company (approximately 150 in total) including those employees serving as officers or directors of the Company. The Company has reserved 1,900,000 shares of Common Stock for issuance in connection with the Employee Stock Compensation Program. Options granted under the Employee Stock Compensation Program have an exercise price equal to the fair market value of the underlying Common Stock at the date of grant and vest over a four-year period unless otherwise agreed by the Compensation Committee of the Board of Directors at the time of grant.

         The following table summarizes certain information relating to the grant of stock options to purchase Common Stock to each of the executives named in the Summary Compensation Table above.

                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                                    Individual Grants
                     ---------------------------------------------------------------------------------

                                            Percent of
                         Number of            Total                                             Grant
                         Securities       Options /SARs                                          Date
                         Underlying         Granted to     Exercise or                         Present
                        Options/SARs       Employees in     Base Price      Expiration          Value
        Name          Granted (#) (3)    Fiscal Year (3)      ($/sh)           Date             $(4)
 ------------------- ------------------- ----------------- ------------- ------------------ --------------

 Albert W. Van                                                              January 5,
 Ness, Jr.               220,000 (2)           79%             2.63            2008           $441,122



                                                                            February 2,
 Michael Brooks            2,000 (2)            1%             3.00            2008             $4,583

------------------------

(1)   The Company did not grant any stock appreciation rights in 1998.

(2)   Options vest upon date of grant.

(3) Options covering a total of 277,203 shares of Common Stock were granted under the Employee Stock Compensation Program in 1998. In addition, options covering 272,229 shares of Common Stock were granted on January 4, 1999, with 67,229 options granted to Mr. Van Ness and 205,000 options granted to other officers and key employees of the Company.

(4) The present value of the options granted was determined using the Black-Scholes pricing model and based on the following assumptions: the risk free interest was 5.1%, the expected term of the option was 5 years, the volatility factor was 57% and the dividend yield was 0.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)

                                                                       Number of Securities             Value of
                                                                           Underlying                 Unexercised
                                                                          Unexercised                In-The-Money
                                                                          Options/SARs               Options/SARs
                                  Shares                                  at FY-End (#)             at FY-End ($)(3)
                                 Acquired             Value           -----------------------    -----------------------
                                On Exercise          Realized              Exercisable/               Exercisable/
          Name                    (#) (2)             ($) (2)             Unexercisable              Unexercisable
--------------------------    ----------------    ----------------    -----------------------    -----------------------
Albert W. Van Ness, Jr.              -                   -                 530,585 / -                $207,936 / -


William T. Brannan                   -                   -                  49,875 / 21,291           $8,459 / $7,587


Michael Brooks                       -                   -                  14,596 / 10,865           $2,420 / $6,323


Randall Catlin                       -                   -                  18,488 / 7,596            $1,054 / $3,161


Robert Wyatt                         -                   -                   8,942 / 6,314            $1,054 / $3,161

-------------------------


(1)  No stock appreciation rights have been granted by the Company.

(2)  No options were exercised in 1998.

(3) As of December 31, 1998, the fair market value of a share of Common Stock (presumed to equal the closing sale price as reported on the Nasdaq National Market) was $3.156.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely upon a review of such reports furnished to the Company by its directors and executive officers, the Company believes that all such Section 16(a) reporting requirements were timely fulfilled during 1998, except for a late Form 4 filing for Michael Brooks as a result of the purchase of the Company's common stock. The deficiency has been corrected.

                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

Overview

         The Company did not conduct any operations prior to November 1995 when it acquired 11 companies (the "Subsidiaries") in the same-day and air delivery and logistics services business (the "Combination"). As part of the Combination, the Company entered into employment agreements with certain senior officers of the Subsidiaries. In addition, the Company had previously entered into an employment agreement with William T. Brannan prior to the Combination. The employment agreement with Mr. Brannan was the product of arms-length negotiation between Mr. Brannan and a committee of senior officers of the Subsidiaries. For a description of the employment agreement, see "Executive Compensation - Employment Agreements; Covenants Not-to-Compete."

         Accordingly, when the Compensation Committee was formed upon the consummation of the Company's initial public offering in November 1995, all executive officers were subject to long-term (generally five year) employment agreements which fixed the salaries and benefits (including stock options) to be initially granted.

         During 1996, the Compensation Committee met several times to consider the existing compensation structure and to review the compensation of the Company's senior executives and to consider the possibility of instituting additional programs to alter the compensation packages for all executives so that they are appropriate to motivate and retain talented executives and to recognize superior performance. In 1997 the Compensation Committee met seven times to review certain compensation and stock options recommendations made by senior management for various management individuals in the Company. To this end the Compensation Committee approved the amendment of Mr. Van Ness' employment agreement and, in addition, approved the issuance of certain bonuses and incentive stock options to key management employees as well as new management hires. The Compensation Committee also approved the establishment of an Employee Stock Purchase Plan to be made available to all employees during the 1998 fiscal year. In 1998 the Compensation Committee met five times and approved the amendment of Mr. Van Ness' employment agreement, reviewed the attainment of Mr. Van Ness's goals as related to the Company's strategic plan and to his contingent compensation, approved modifications to the 1995 Stock Option Plan for Independent Directors, approved new employee stock options grants and reviewed and approved the waivers of termination rights for specific stock option grants.

Base Salary

         Base salaries for the five highest paid executive officers of the Company for 1998 ranged from $165,000 to $215,000. The general range of annual salaries for senior officers is from $110,000 to $215,000. Prior to the Combination, the directors of the Company attempted to standardize terms of employment for the executive officers of the Subsidiaries to facilitate the Combination among the officers yet provide appropriate variations in base salary based on the size of the companies acquired.

         During 1997 many senior executives employed by the Company's subsidiaries agreed to waive rights under their Employment Agreements and accept reduced base salaries so that base pay more closely reflected each individual's role in the Company.

         Pursuant to the contract he signed prior to the Offering, Mr. Brannan was to receive an increase in compensation from $200,000 to $250,000 as of
November 1996. However, having considered, among other things, the recommendation of the consultant retained by the Compensation Committee, it was determined that it would be preferable for Mr. Brannan to have incentive stock options in lieu of additional cash compensation.

Annual Incentive Plan

The incentive plan is designed to provide current compensation to selected key employees who contribute in a substantial degree to the success of the Company. Pursuant to the plan, Executives selected by the Compensation Committee (with the advice of the Chief Executive Officer) are entitled to cash bonuses in the event that the Company achieves certain performance targets based upon sales volume, levels of responsibility and goals. Cash bonuses under the plan totaling approximately $800,000 were earned in 1998.

Long-Term Incentive Plan

         A shareholder approved long-term incentive plan consisting of the grant of stock options to key employees under the Company's 1995 Employee Stock Compensation Program (the "Program") is designed to focus executive efforts on the long-term goals of the Company and to maximize total returns to stockholders. Stock options align the interest of employees and stockholders by providing value to the executive through stock price appreciation only.

         During 1998, the Company granted a total of 277,203 stock options to key employees under the Program. The stock options granted during 1998 were granted at fair market value as of the date of grants, which varied from $2.63 per share to $5.00 per share.

         It is anticipated that future stock option awards will be made periodically at the discretion of the Committee (with the advice of the Chief Executive Officer). Stock option grant sizes will be evaluated by regularly assessing competitive market practices and the overall performance of the Company.

1998 Chief Executive Officer Pay

         On February 5, 1997 Mr. Albert W. Van Ness, Jr. assumed the responsibilities of Chief Executive Officer of the Company pursuant to a one year employment agreement. The Compensation Committee amended the terms of the employment agreement in December 1997, January 1998 and January 1999. Pursuant to the terms of the employment agreement, as amended in January 1998, Mr. Van Ness' employment agreement was renewed for an additional one year term with a base salary of $125,000 for 1998. He was also granted stock options covering 220,000 shares with an exercise price of $2.625, which vested in full in 1998. Pursuant to the terms of the employment agreement, as amended in January 1999, Mr. Van Ness and the Compensation Committee have agreed to extend Mr. Van Ness' Employment Agreement through December 31, 1999. The terms of the employment agreement for 1999 include an annual base salary of $150,000, a stock bonus with a fair market value of $150,000, immediately vested stock option grants of 67,229 shares with an exercise price of $3.188 per share and contingent compensation of $150,000. All stock options granted to Mr. Van Ness in 1997 and 1998 are exercisable for a period of ten years from the date of grant.

         This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

         This report is furnished by the Compensation Committee of the Board of Directors.

                             Marilu Marshall, Chair

         Jon F. Hanson          Labe Leibowitz                Kenneth W. Tunnell

                                PERFORMANCE GRAPH

         The following chart compares the cumulative total shareholder return on the Company's Common Stock to the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Transportation Index for the portion of 1995 that the Company's Common Stock was registered pursuant to
Section 12 of the Exchange Act, assuming the investment of $100 on November 20, 1995 and the reinvestment of all dividends since that date to December 31, 1998.

[GRAPHIC OMITTED]

         The performance of the Company's Common Stock reflected above is not necessarily indicative of the future performance of the Common Stock. The total return on investment (change in the year-end stock price plus reinvested dividends) for the period shown for the Company, the S&P 500 Index and the S&P Transportation Index is based on the stock price or composite index at November 20, 1995.

         The performance chart which appears above shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, and shall not be deemed filed under either of such Acts except to the extent that the Company specifically incorporates this information by reference.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee is comprised currently of Ms. Marilu Marshall, Chair, Mr. Jon F. Hanson and Mr. Kenneth W. Tunnell. None of the Committee's members have been an officer or employee of the Company. At present, no executive officer of the Company and no member of its Compensation Committee is a director or compensation committee member of any other business entity which has an executive officer that sits on the Company's Board of Directors or Compensation Committee.

                              CERTAIN TRANSACTIONS

         Real Estate Transactions

         Mr. Brooks and members of his immediate family own various real estate partnerships which lease properties to Silver Star, a Subsidiary of the Company for use as terminals in Miami, Florida, Atlanta and Valdosta, Georgia and Dayton, Ohio. In 1998, Silver Star paid approximately $117,000 in rent for these properties. As of January 1, 1999, the Company is obligated to pay rentals of approximately $122,000 for these properties, which the Company believes to be the fair market rental value of the properties.

         Other Transactions

         Mr. Labe Leibowitz has an interest in Lee B. Leasing, a limited partnership which purchases automobiles and equipment and leases them to National, a Subsidiary of the Company. In 1998 National agreed to lease vehicles and other equipment from Lee B. Leasing, which, in the aggregate, totaled approximately $35,000 in annual lease payments. The Company believes these lease payments to be no less favorable to the Company than could be obtained from unaffiliated third parties.

         Company Policy

         In the future, transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                                 PROPOSAL THREE

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1999. Arthur Andersen LLP has served as the Company's independent public accountants since its formation in 1995. Although the appointment of independent public accountants is not required to be approved by the stockholders, the Board of Directors believes stockholders should participate in the selection of the Company's independent public accountants. Accordingly, the stockholders will be asked at the Meeting to ratify the Board's appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1999.

         Representatives of Arthur Andersen LLP will be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL THREE DESCRIBED ABOVE.

                              STOCKHOLDER PROPOSALS

         Any proposal intended to be presented by a stockholder at the 2000 Annual Meeting of Stockholders must be received by the Company at the address specified below no later than the close of business on December 31, 1999 to be considered for inclusion in the Proxy Statement for the 2000 Annual Meeting and by March 16, 2000 in order for the proposal to be considered timely for consideration at next year's Annual Meeting (but not included in the Proxy Statement for such meeting). Any proposal should be addressed to Mark Carlesimo, Secretary, Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012 and should be sent by certified mail, return receipt requested.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

                                            By Order of the Board of Directors


                                            /s/ Mark Carlesimo
                                            Mark Carlesimo
                                            Secretary

April 30, 1999

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL NOR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

EXHIBIT A

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.

                             1995 STOCK OPTION PLAN

                            FOR INDEPENDENT DIRECTORS

                (as amended and restated through March 31, 1999)
                   (new material is indicated by an underline)


1.       Purpose of the 1995 Stock Option Plan for Independent Directors.

                  Consolidated  Delivery  &  Logistics,   Inc.  (the  "Company")
desires to attract and retain the most qualified available individuals to serve as independent directors of the Company and to encourage the highest level of participation by those persons in the Company's achievement of its strategic goals. The 1995 Stock Option Plan for Independent Directors (the "Director Plan") is intended to contribute significantly to the attainment of these objectives, by (i) providing long-term incentives and rewards to all non-employee directors of the Company, (ii) assisting the Company in attracting and retaining independent directors with experience and ability and (iii) associating more closely the interests of such directors with those of the Company's stockholders.

                  Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Director Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

2.       Definitions.

                  As used herein, the following definitions shall apply.

                  (a) "Anniversary Date" shall mean, for each Independent Director, the date on which such Independent Director is first elected to serve on the Board and each annual anniversary of such date on which such person continues to serve on the Board as an Independent Director.

                  (b)  "Board" shall mean the Board of Directors of the Company.

                  (c) A "Change in Control Event" shall be deemed to have occurred if:

                           (i)      Any person, firm or corporation  acquires
directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 50% or more of the total voting power of all the then-outstanding voting securities of the Company;

                           (ii)     the  individuals  (A)  who,  as of the  date
of closing of the Combination described in the Company's original registration statement constitute the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such Directors being called "Additional Original Directors") or
(C) who are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board;

                           (iii)    The  stockholders  of  the  Company  shall
approve a merger, consolidation, recapitalization or reorganization of the Company or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

                           (iv)     The  stockholders  of the Company shall
approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e. 50% or more in value of the total assets of the Company).

                  (d) "Code" shall mean the Internal Revenue code of 1986, as amended.

                  (e)  "Committee"   shall  mean  the  stock  option   committee
appointed by the Board in accordance with paragraph 4(a) of the Director Plan.

                  (f) "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

                  (g) "Employee" shall mean any person employed on a full-time basis by the Company or any present or future Subsidiary of the Company.

                  (h) "Fair Market Value" of a share of Common Stock shall be determined as set forth in Section 7(b) of the Director Plan.

                  (i) "Independent Director" shall mean any member of the Board, who, on any Quarter Date, is not an Employee.

                  (j) "Option" shall mean the right, granted pursuant to Section 6 of the Director Plan, to purchase one or more shares of Common Stock.

                  (k) "Optionee" shall mean any person who receives an Option under the Director Plan.

                  (l) "Quarter Date" shall mean the first day on which the Common Stock is traded on the American Stock Exchange (or the Company's principal securities exchange or over-the-counter if the Common Stock is no longer traded on the American Stock Exchange) in January, April, July and October of each year.


                  (m) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
(g) of the Code.

3.       Scope and Duration of the Director Plan.

                  Under the Director Plan Options to purchase Common Stock of the Company shall be granted. An aggregate of 100,000 shares of Common Stock may be granted under the Director Plan. Upon exercise of Options granted under the Director Plan, Optionees may receive authorized but unissued shares of Common Stock or shares of Common Stock which shall have been or which may be reacquired by the Company, as the Board of Directors of the Company shall from time to time determine. Such aggregate numbers shall be subject to adjustment as provided in Paragraph 13. If an Option shall expire or terminate for any reason without having been exercised in full, the shares of Common Stock represented by the portion thereof not so exercised or surrendered shall (unless the Director Plan shall have been terminated) become available for other options under the Director Plan. No Option shall be granted under the Director Plan more than ten years after the adoption of the Director Plan by the Board. The grant of an Option is sometimes referred to as an Award thereof.

4.       Administration of the Director Plan.

                  The Board shall appoint a committee of the Board (the "Committee") to administer the Director Plan. The Committee shall consist of not less than three Directors, one of whom shall be appointed Chairperson, and none of whom shall be Independent Directors.

                  The Committee shall have authority in its discretion, subject to and not inconsistent with the express provisions of the Director Plan, to interpret the Director Plan; to prescribe, amend and rescind rules and regulations relating to the Director Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving Options qualify, to the maximum extent possible, for exemptions under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities Exchange Act of 1934, as amended; and to make all other determinations it may deem necessary or advisable for the administration of the Director Plan. No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Director Plan or any Option granted under it.

5.       Eligibility.

                  (a) The only persons eligible to receive Options under the Plan shall be persons who, on a Quarter Date, constitute Independent Directors.

                  (b) No member of the Committee shall be eligible to receive Options under the Plan while serving on the Committee.

6.       Automatic Grant.

                  The Company shall grant to each Independent Director an Option to purchase 1,250 shares of Common Stock (subject to adjustment pursuant to Section 13 hereof) on each Quarter Date.

7.       Option Price.

                  (a) The purchase price per share of the Common Stock covered by each Option shall be the Fair Market Value of a share of the Common Stock on the date the Option is granted.

                  (b) If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the closing or last bid and asked prices) of a share of Common Stock on such date as reported in the Wall Street Journal (or a publication or qualifying service deemed equivalent to the Wall Street Journal for such purpose by the Committee) for the over-the-counter market or for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication. In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value, which determination shall be final and binding for all purposes hereunder.

8.       Term of Options.

                  Subject to earlier termination as provided in Paragraphs 11 and 12 and subject to acceleration as provided in Paragraph 13, the term of each Option shall be ten years from the date of grant.

9.       Exercise of Options.

                  (a) An Option granted to an Independent Director under the Director Plan shall become fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant.

                  (b) An Option may be exercised as to any or all full shares of Common Stock as to which the option is then exercisable.

                  (c) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise, provided that the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a Fair Market Value on the date of the exercise equal to the portion of the purchase price being so paid. In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax and/or withholding requirements.

                  (d) Except as provided in Paragraphs 11 and 12, no Option may be exercised unless the holder thereof is then a director of the Company.

                  (e) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

10.      Nontransferability of Options.

                  No Options granted under the Director Plan shall be transferable other than by will or by the laws of descent and distribution. Options may be exercised, during the lifetime of the holder, only by the holder.

11.      Termination of Relationship to the Company.


                  (a) In the event that any holder who has served as a director for less than three consecutive years shall cease to be a director, except as set forth in Paragraph 12 or upon removal for cause, such Option (subject to the provisions of the Director Plan) may be exercised (to the extent that the holder was entitled to exercise at the termination of his service as a director) at any time within three months after such termination. In the event that any holder who has served as a director for a period of three consecutive years or more shall cease to be a director for any reason, the Option (to the extent it was exercisable at the termination of the director's service) shall remain exercisable until the expiration date of the Option (i.e. ten years after the grant date).


                  (b) Other than as provided in Paragraph 11(a), Options granted under the Director Plan shall not be affected by any change of duties or position so long as the holder continues to be a director of the Company.

                  (c) Nothing in the Director Plan or in any Option granted pursuant to the Director Plan shall confer upon any individual any right to continue as a director of the Company, or affect the right of the Company or its shareholders to terminate his directorship at any time.

                  (d) Upon removal for cause, an Option shall terminate immediately.

12.      Death or Disability of Holder.

                  If a person to whom an Option has been granted under the Director Plan shall:

                  (a) die (i) while serving as a director of the Company or (ii) within three months after the termination of such position (other than termination for cause or, voluntarily on his part and without the consent of the Company, he terminates his director position with the Company, which consent shall be presumed in the case of retirement), or


                  (b) become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while serving as a director, then if the Option was otherwise exercisable at the time of the happening of such event, such Option may be exercised as set forth herein by the holder or, in the event of death, by the person or persons to whom the holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, the period for exercise to the extent provided in Paragraph 11 shall be extended to one year in the case of the permanent and total disability or two years in the case of the death of the holder, but not more than 10 years after the date such Option was granted. Notwithstanding the above, in the event that any holder who has served as a director for a period of three consecutive years or more shall cease to be a director for reasons of death or disability, the Option (to the extent it was exercisable at the termination of the director's service) shall remain exercisable by the holder or his lawful heirs, executors or administrators until the expiration date of the Option (i.e. ten years after the grant date).



13.      Adjustments upon Changes in Capitalization.

         Notwithstanding any other provision of the Director Plan, each agreement setting forth the grant of an Option hereunder may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares of Common Stock covered by such Option, the Option prices and the number of shares of Common Stock as to which Options shall be exercisable at any time, in the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, split-downs, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spinoffs, reorganizations, liquidations and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares of Common Stock as to which Options may be granted under the Director Plan to any director shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event of the dissolution, liquidation, merger or consolidation of the Company or a sale of all or substantially all of the assets of the Company, or upon any other Change in Control Event, then the Committee shall determine, in its sole discretion, either (i) to provide for the immediate exercisability of all outstanding Options (immediately prior to or upon the consummation of the Change in Control Event) or (ii) to pay the Optionees on the date of the consummation of such Change in Control Event, in consideration for the cancellation of the Options, cash equal to the aggregate difference between the Fair Market Value of the shares of Common Stock subject to the outstanding Options on the date such Change in Control Event occurs and the exercise price of the outstanding Options.

14.      Effectiveness of the Director Plan.

                  The Director Plan as amended by the Board on August 6, 1997 shall become effective as of October 1, 1997 subject to approval by the shareholders within one year of the date of approval by the Board. If any options are granted under the Director Plan as amended and shareholder approval is not timely obtained, all options granted hereunder from and after the date of amendment shall be void. The exercise of the Options under the Director Plan shall be subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933 with respect to such shares of Common Stock shall be effective, or other provision satisfactory to the Committee shall have been made so that shares of Common Stock may be issued without violation of such Act. If the shares of Common Stock issuable upon exercise of an Option are not registered under such Act, and if the Committee shall deem it advisable, the Optionee may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Director Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such Optionee will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

15.      Termination and Amendment of the Director Plan.

                  The Board of Directors of the Company may, at any time prior to the termination of the Director Plan, suspend, terminate, modify or amend the Director Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares of Common Stock for which Options may be granted to any director, any reduction in the purchase price of Common Stock covered by any Option, any extension of the period during which Options may be granted or exercised, or any material modification in the requirements as to eligibility for participation in the Director Plan, shall be subject to the approval of stockholders, except that any such increase, reduction or change that may result from adjustments authorized by Paragraph 13 shall not require such approval. Notwithstanding the foregoing, the Director Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. No suspension, termination, modification or amendment the Director Plan may, without the express written consent of the director to whom an Option shall theretofore have been granted, adversely affect the rights of such director under such Option.

16.      Financing for Investment in Stock of the Company.

                  The Committee may cause the Company or any Subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Company or any Subsidiary or shares of Common Stock, to any director under the Director Plan who shall have so served for a period of at least one year at the end of the fiscal year ended immediately prior to arranging such financing; but the Committee may, in any specific case, authorize financing for a director who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by the director of shares of Common Stock pursuant to the exercise of an Option and/or for payment of taxes incurred in connection with such exercise, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Company. The maximum amount of liability incurred by the Company and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board. Each loan shall bear interest at a rate not less than that provided by the Code and other applicable laws, rules, and regulations in order to avoid the imputation of interest at a higher rate. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Board that such financing may reasonably be expected to benefit the Company, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Company or such Subsidiary, and applicable laws.

17.      Severability.

                  In the event that any one or more provisions of the Director Plan or any agreement pursuant to which an Option is granted, or any action taken pursuant to the Director Plan or such agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Director Plan or of such or any other agreement but in such particular jurisdiction and instance the Director Plan and the affected agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

18.  Conditions Upon Issuance of Shares.

                  Shares of Common Stock shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the shares may then be listed or any national securities association maintaining a market in which the shares are then included.

                  The inability of the Company to obtain any approval or consent from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares.

                  As a condition to the exercise of any Option, the Company may require the person exercising the Option to make such representations and warranties, and to agree to any restrictions with respect to the sale of the shares of Common Stock issuable upon the exercise, as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

19.  Sunday or Holiday.

                  In the event that the time for the performance of any action or the giving of any notice is called for under the Plan within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

20.  Governing Law.

                  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

PROXY

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 16, 1999

         The undersigned hereby appoints Albert W. Van Ness, Jr. and William T. Brannan, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Consolidated Delivery & Logistics, Inc. Annual Meeting of Stockholders to be held on June 16, 1999 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the board's nominees for director, FOR the amendment to the 1995 Stock Option Plan for Independent Directors and FOR the ratification of the Company's Independent accountants.


                  PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE.

           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

[X] Please mark your
    votes as in this
    example.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3


                                              Against all nominees
                                 For all      *(except as marked to
                                 nominees     the contrary below)
1.  Election of 4 Directors.      [  ]             [  ]


* To withhold authority for any individual nominees, print nominee's name on the line below.


---------------------------------------------------------------------------

Nominees:

Class I
Thomas E. Durkin III
John A. Simourian
Albert W. Van Ness, Jr.

Class II
Randall Catlin


2.  Ratification of amendment to the 1995 Stock Option Plan for
    Independent Directors.

         FOR            AGAINST         ABSTAIN

         [  ]            [  ]            [  ]

3. Ratification of Arthur Andersen LLP as independent public accountants for 1999.

         FOR            AGAINST         ABSTAIN

         [  ]            [  ]            [  ]

      If you have noted an address change or comments
         on either side of this card, mark here.   [  ]

      PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s) _______________________________  Dated __________________, 1999
NOTE: Please sign this proxy and return it promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you attend. Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, he or she should attach evidence of authority.